                                                                                          2021  FIRST QUARTER Conference Call 877-240-5772 | ID – EastGroup April 28, 2021 11:00 a.m. Eastern Time webcast available at EastGroup.net  Supplemental Information 400 W. Parkway Place, Suite 100, Ridgeland, MS 39157 | TEL: 601-354-3555 | FAX: 601-352-1441 | EastGroup.net March 31, 2021

    Page 2 of 24 Table of Contents     Financial Information: Consolidated Balance Sheets ..................................................................................... 3 Consolidated Statements of Income and Comprehensive Income ............................ 4 Reconciliations of GAAP to Non-GAAP Measures .................................................. 5 Consolidated Statements of Cash Flows .................................................................... 7 Same Property Portfolio Analysis ............................................................................. 8 Additional Financial Information .............................................................................. 9 Financial Statistics ..................................................................................................... 10 Capital Deployment: Development and Value-Add Properties Summary .................................................. 11 Development and Value-Add Properties Transferred to Real Estate Properties ....... 12 Acquisitions and Dispositions ................................................................................... 13 Real Estate Improvements and Leasing Costs ........................................................... 14 Property Information: Leasing Statistics and Occupancy Summary ............................................................. 15 Core Market Operating Statistics ............................................................................... 16 Lease Expiration Summary ........................................................................................ 17 Top 10 Customers by Annualized Base Rent ............................................................ 18 Capitalization: Debt and Equity Market Capitalization ..................................................................... 19 Continuous Common Equity Program ....................................................................... 20 Debt-to-EBITDAre Ratios ......................................................................................... 21 Other Information: Outlook for 2021 ........................................................................................................ 22 Glossary of REIT Terms ............................................................................................ 23 FORWARD-LOOKING STATEMENTS The statements and certain other information contained herein, which can be identified by the use of forward-looking terminology such as “may,” “will,” “seek,” “expects,” “anticipates,” “believes,” “targets,” “intends,” “should,” “estimates,” “could,” “continue,” “assume,” “projects” or “plans” and variations of such words or similar expressions or the negative of such words, constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are subject to the safe harbors created thereby. These forward-looking statements reflect the Company’s current views about its plans, intentions, expectations, strategies and prospects, which are based on the information currently available to the Company and on assumptions it has made. Although the Company believes that its plans, intentions, expectations, strategies and prospects as reflected in or suggested by those forward-looking statements are reasonable, the Company can give no assurance that such plans, intentions, expectations or strategies will be attained or achieved. Furthermore, these forward-looking statements should be considered as subject to the many risks and uncertainties that exist in the Company’s operations and business environment. Such risks and uncertainties could cause actual results to differ materially from those projected. These uncertainties include, but are not limited to: international, national, regional and local economic conditions; the duration and extent of the impact of the coronavirus (“COVID-19”) pandemic and any related orders or other formal recommendations for social distancing on our business operations or the business operations of our tenants (including their ability to timely make rent payments) and the economy generally; disruption in supply and delivery chains; the general level of interest rates and ability to raise equity capital on attractive terms; financing risks, including the risks that our cash flows from operations may be insufficient to meet required payments of principal and interest, and we may be unable to refinance our existing debt upon maturity or obtain new financing on attractive terms or at all; the competitive environment in which the Company operates; fluctuations of occupancy or rental rates; potential defaults (including bankruptcies or insolvency) on or non-renewal of leases by tenants, or our ability to lease space at current or anticipated rents, particularly in light of the significant uncertainty as to when and the conditions under which current or potential tenants will be able to operate physical locations in the future; potential changes in the law or governmental regulations and interpretations of those laws and regulations, including changes in real estate laws or REIT or corporate income tax laws, and potential increases in real property tax rates; our ability to maintain our qualification as a REIT; acquisition and development risks, including failure of such acquisitions and development projects to perform in accordance with projections; natural disasters such as fires, floods, tornadoes, hurricanes and earthquakes; pandemics, epidemics or other public health emergencies, such as the outbreak of COVID-19; the terms of governmental regulations that affect us and interpretations of those regulations, including the costs of compliance with those regulations, changes in real estate and zoning laws and increases in real property tax rates; credit risk in the event of non-performance by the counterparties to our interest rate swaps; lack of or insufficient amounts of insurance; litigation, including costs associated with prosecuting or defending claims and any adverse outcomes; our ability to retain key personnel; the consequences of future terrorist attacks or civil unrest; and environmental liabilities, including costs, fines or penalties that may be incurred due to necessary remediation of contamination of properties presently owned or previously owned by us. All forward-looking statements should be read in light of the risks identified in Part I, Item 1A. Risk Factors within the Company’s Annual Report on Form 10-K for the year ended December 31, 2020, and in its subsequent Quarterly Reports on Form 10-Q. The Company assumes no obligation to update publicly any forward-looking statements, including its Outlook for 2021, whether as a result of new information, future events or otherwise.

    Page 3 of 24 Consolidated Balance Sheets (In thousands, except share and per share data) (Unaudited) March 31, 2021 December 31, 2020 ASSETS Real estate properties 3,230,418$ 3,159,497 Development and value-add properties 346,245 359,588 3,576,663 3,519,085 Less accumulated depreciation (979,709) (955,328) 2,596,954 2,563,757 Unconsolidated investment 7,646 7,446 Cash 68 21 Other assets 152,253 149,579 TOTAL ASSETS 2,756,921$ 2,720,803 LIABILITIES AND EQUITY LIABILITIES Unsecured bank credit facilities 91,638$ 124,194 Unsecured debt 1,157,642 1,107,708 Secured debt 36,783 78,993 Accounts payable and accrued expenses 88,232 69,573 Other liabilities 65,828 69,817 Total Liabilities 1,440,123 1,450,285 EQUITY Stockholders' Equity: Common shares; $0.0001 par value; 70,000,000 shares authorized; 40,021,537 shares issued and outstanding at March 31, 2021 and 39,676,828 at December 31, 2020 4 4 Excess shares; $0.0001 par value; 30,000,000 shares authorized; no shares issued - - Additional paid-in capital 1,652,445 1,610,053 Distributions in excess of earnings (334,000) (329,667) Accumulated other comprehensive loss (2,538) (10,752) Total Stockholders' Equity 1,315,911 1,269,638 Noncontrolling interest in joint ventures 887 880 Total Equity 1,316,798 1,270,518 TOTAL LIABILITIES AND EQUITY 2,756,921$ 2,720,803

  Page 4 of 24 Consolidated Statements of Income and Comprehensive Income (In thousands, except per share data) (Unaudited) 2021 2020 REVENUES Income from real estate operations 97,917$ 88,577 Other revenue 14 51 97,931 88,628 EXPENSES Expenses from real estate operations 27,820 25,829 Depreciation and amortization 30,313 27,892 General and administrative 4,036 3,281 Indirect leasing costs 330 108 62,499 57,110 OTHER INCOME (EXPENSE) Interest expense (8,276) (8,457) Other 201 237 NET INCOME 27,357 23,298 Net income attributable to noncontrolling interest in joint ventures (18) (1) NET INCOME ATTRIBUTABLE TO EASTGROUP PROPERTIES, INC. COMMON STOCKHOLDERS 27,339 23,297 Other comprehensive income (loss) - interest rate swaps 8,214 (15,790) TOTAL COMPREHENSIVE INCOME 35,553$ 7,507 BASIC PER COMMON SHARE DATA FOR NET INCOME ATTRIBUTABLE TO EASTGROUP PROPERTIES, INC. COMMON STOCKHOLDERS Net income attributable to common stockholders 0.69$ 0.60 Weighted average shares outstanding 39,673 38,882 DILUTED PER COMMON SHARE DATA FOR NET INCOME ATTRIBUTABLE TO EASTGROUP PROPERTIES, INC. COMMON STOCKHOLDERS Net income attributable to common stockholders 0.69$ 0.60 Weighted average shares outstanding 39,765 38,961 March 31, Three Months Ended

  Page 5 of 24 Reconciliations of GAAP to Non-GAAP Measures (In thousands, except per share data) (Unaudited) 2021 2020 NET INCOME ATTRIBUTABLE TO EASTGROUP PROPERTIES, INC. COMMON STOCKHOLDERS 27,339$ 23,297 Depreciation and amortization 30,313 27,892 Company's share of depreciation from unconsolidated investment 34 35 Depreciation and amortization from noncontrolling interest - (42) FUNDS FROM OPERATIONS ("FFO") ATTRIBUTABLE TO COMMON STOCKHOLDERS 57,686$ 51,182 NET INCOME 27,357$ 23,298 Interest expense (1) 8,276 8,457 Depreciation and amortization 30,313 27,892 Company's share of depreciation from unconsolidated investment 34 35 EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION ("EBITDA") 65,980 59,682 Gain on sales of real estate investments and non-operating real estate - - EBITDA FOR REAL ESTATE ("EBITDAre") 65,980$ 59,682 DILUTED PER COMMON SHARE DATA FOR NET INCOME ATTRIBUTABLE TO EASTGROUP PROPERTIES, INC. COMMON STOCKHOLDERS Net income attributable to common stockholders 0.69$ 0.60 FFO attributable to common stockholders 1.45$ 1.31 Weighted average shares outstanding for EPS and FFO purposes 39,765 38,961 (1) Net of capitalized interest of $2,237 and $2,561 for the three months ended March 31, 2021 and 2020, respectively. Three Months Ended March 31,

  Page 6 of 24 Reconciliations of GAAP to Non-GAAP Measures (Continued) (In thousands) (Unaudited) 2021 2020 NET INCOME 27,357$ 23,298 Interest income (1) (29) Other revenue (14) (51) Indirect leasing costs 330 108 Depreciation and amortization 30,313 27,892 Company's share of depreciation from unconsolidated investment 34 35 Interest expense (1) 8,276 8,457 General and administrative expense (2) 4,036 3,281 Noncontrolling interest in PNOI of consolidated joint ventures (15) (43) PROPERTY NET OPERATING INCOME ("PNOI") 70,316 62,948 PNOI from 2020 acquisitions (684) (41) PNOI from 2020 and 2021 development and value-add properties (5,068) (2,011) PNOI from 2020 operating property dispositions - (234) Other PNOI 59 47 SAME PNOI (Straight-Line Basis) 64,623 60,709 Net lease termination fee income from same properties (576) (444) SAME PNOI EXCLUDING INCOME FROM LEASE TERMINATIONS (Straight-Line Basis) 64,047 60,265 Straight-line rent adjustments for same properties (791) (325) Acquired leases — market rent adjustment amortization for same properties (188) (368) SAME PNOI EXCLUDING INCOME FROM LEASE TERMINATIONS (Cash Basis) 63,068$ 59,572 March 31, (1) Net of capitalized interest of $2,237 and $2,561 for the three months ended March 31, 2021 and 2020, respectively. (2) Net of capitalized development costs of $1,689 and $1,844 for the three months ended March 31, 2021 and 2020, respectively. Three Months Ended

  Page 7 of 24 Consolidated Statements of Cash Flows (In thousands) (Unaudited) 2021 2020 OPERATING ACTIVITIES Net income 27,357$ 23,298 Adjustments to reconcile net income to net cash provided by operating activities: Depreciation and amortization 30,313 27,892 Stock-based compensation expense 1,597 1,226 Changes in operating assets and liabilities: Accrued income and other assets 577 1,090 Accounts payable, accrued expenses and prepaid rent 18,842 (2,572) Other 136 505 NET CASH PROVIDED BY OPERATING ACTIVITIES 78,822 51,439 INVESTING ACTIVITIES Development and value-add properties (47,539) (69,687) Purchases of real estate - (6,231) Real estate improvements (9,128) (9,396) Repayments on mortgage loans receivable - 7 Changes in accrued development costs 870 1,437 Changes in other assets and other liabilities (8,122) (14,754) NET CASH USED IN INVESTING ACTIVITIES (63,919) (98,624) FINANCING ACTIVITIES Proceeds from unsecured bank credit facilities 96,798 221,777 Repayments on unsecured bank credit facilities (129,480) (251,524) Proceeds from unsecured debt 50,000 100,000 Repayments on secured debt (42,263) (2,220) Debt issuance costs (223) (564) Distributions paid to stockholders (not including dividends accrued) (31,863) (29,947) Proceeds from common stock offerings 46,427 14,734 Other (4,252) (4,624) NET CASH PROVIDED BY (USED IN) FINANCING ACTIVITIES (14,856) 47,632 INCREASE IN CASH AND CASH EQUIVALENTS 47 447 CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD 21 224 CASH AND CASH EQUIVALENTS AT END OF PERIOD 68$ 671 SUPPLEMENTAL CASH FLOW INFORMATION Cash paid for interest, net of amounts capitalized of $2,237 and $2,561 for 2021 and 2020, respectively 6,503$ 8,181 Cash paid for operating lease liabilities 375 361 NON-CASH OPERATING ACTIVITY Operating lease liabilities arising from obtaining right of use assets 348$ 495 Three Months Ended March 31,

  Page 8 of 24 Same Property Portfolio Analysis (In thousands) (Unaudited) 2021 2020 % Change Same Property Portfolio (1) Square feet as of period end 41,305 41,305 Average occupancy 97.5% 96.8% 0.7% Occupancy as of period end 97.6% 96.8% 0.8% Same Property Portfolio Analysis (Cash Basis) (1) Income from real estate operations 89,354$ 84,969 5.2% Less cash received for lease terminations (673) (456) Income excluding lease termination income 88,681 84,513 4.9% Expenses from real estate operations (25,613) (24,941) 2.7% PNOI excluding income from lease terminations 63,068$ 59,572 5.9% Same Property Portfolio Analysis (Straight-Line Basis) (1) Income from real estate operations 90,236$ 85,650 5.4% Less cash received for lease terminations (673) (456) Add straight-line rent write-offs for lease terminations 97 12 Income excluding lease termination income 89,660 85,206 5.2% Expenses from real estate operations (25,613) (24,941) 2.7% PNOI excluding income from lease terminations 64,047$ 60,265 6.3% (1) Includes properties which were included in the operating portfolio for the entire period of 1/1/20 through 3/31/21. March 31, Three Months Ended

  Page 9 of 24 Additional Financial Information (In thousands) (Unaudited) 2021 2020 SELECTED INCOME STATEMENT INFORMATION Straight-line rent income adjustment 1,867$ 1,290 Recoveries (reserves) for uncollectible straight-line rent 200 (367) Net straight-line rent adjustment 2,067 923 Cash received for lease terminations 673 456 Less straight-line rent write-offs (97) (12) Net lease termination fee income 576 444 (Reserves) for uncollectible cash rent (122) (128) Stock-based compensation expense (1,597) (1,226) Debt issuance costs amortization (341) (336) Indirect leasing costs (330) (108) Acquired leases - market rent adjustment amortization 229 374 2021 2020 WEIGHTED AVERAGE COMMON SHARES Weighted average common shares 39,673 38,882 BASIC SHARES FOR EARNINGS PER SHARE ("EPS") 39,673 38,882 Potential common shares: Unvested restricted stock 92 79 DILUTED SHARES FOR EPS AND FFO 39,765 38,961 March 31, Three Months Ended Three Months Ended March 31, (Items below represent increases or (decreases) in FFO)

EASTGROUP PROPERTIES

Financial Statistics
($ in thousands, except per share data)
(Unaudited)

		Quarter Ended 3/31/2021	Years Ended 2020	2019	2018	2017
ASSETS/MARKET CAPITALIZATION						
Assets	$	2,756,921	2,720,803	2,546,078	2,131,705	1,953,221
Equity Market Capitalization		5,734,286	5,477,783	5,164,306	3,348,269	3,071,927
Total Market Capitalization (Debt and Equity) (1)		7,023,432	6,791,879	6,350,438	4,458,037	4,183,620
Shares Outstanding - Common		40,021,537	39,676,828	38,925,953	36,501,356	34,758,167
Price per share	$	143.28	138.06	132.67	91.73	88.38
FFO CHANGE						
FFO per diluted share (2)	$	1.45	5.38	4.98	4.66	4.25
Change compared to same period prior year		10.7%	8.0%	6.9%	9.6%	6.3%
COMMON DIVIDEND PAYOUT RATIO						
Dividend distribution	$	0.79	3.08	2.94	2.72	2.52
FFO per diluted share (2)		1.45	5.38	4.98	4.66	4.25
Dividend payout ratio		54%	57%	59%	58%	59%
COMMON DIVIDEND YIELD						
Dividend distribution	$	0.79	3.08	2.94	2.72	2.52
Price per share		143.28	138.06	132.67	91.73	88.38
Dividend yield		2.21%	2.23%	2.22%	2.97%	2.85%
FFO MULTIPLE						
FFO per diluted share (2)	$	1.45	5.38	4.98	4.66	4.25
Price per share		143.28	138.06	132.67	91.73	88.38
Multiple		24.70	25.66	26.64	19.68	20.80
INTEREST & FIXED CHARGE COVERAGE RATIO						
EBITDAre	$	65,980	245,669	221,517	200,788	180,214
Interest expense		8,276	33,927	34,463	35,106	34,775
Interest and fixed charge coverage ratio		7.97	7.24	6.43	5.72	5.18
DEBT-TO-EBITDAre RATIO						
Debt	$	1,286,063	1,310,895	1,182,602	1,105,787	1,108,282
EBITDAre		65,980	245,669	221,517	200,788	180,214
Debt-to-EBITDAre ratio		4.87	5.34	5.34	5.51	6.15
Adjusted debt-to-pro forma EBITDAre ratio		4.17	4.43	3.92	4.73	5.45
DEBT-TO-TOTAL MARKET CAPITALIZATION (1)		18.4%	19.3%	18.7%	24.9%	26.6%

ISSUER RATINGS (3)	Issuer Rating	Outlook
Moody's Investors Service	Baa2	Stable

(1) Before deducting unamortized debt issuance costs.

(2) In connection with the Company's adoption of the Nareit Funds from Operations White Paper - 2018 Restatement, the Company now excludes from FFO the gains and losses on sales of non-operating real estate and assets incidental to the Company's business and therefore, adjusted the prior years' results to conform to the updated definition of FFO.

(3) A security rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time by the assigning rating agency.

Page 10 of 24

EASTGROUP PROPERTIES

Development and Value-Add Properties Summary
($ in thousands)
(Unaudited)

		Square Feet (SF)	Costs Incurred 1st Qtr 2021	Costs Incurred Cumulative at 3/31/21	Projected Total Costs	Anticipated Conversion Date [1]	% Leased 4/26/21	
Lease-up								
World Houston 44	Houston, TX	134,000	$ 242	8,368	9,700	05/21	50%	
Gateway 4	Miami, FL	197,000	429	22,476	26,700	06/21	28%	
Interstate Commons 2 [2]	Phoenix, AZ	142,000	31	12,272	12,500	06/21	89%	
Tri-County Crossing 3 & 4	San Antonio, TX	203,000	811	15,220	16,500	06/21	48%	
Settlers Crossing 3 & 4	Austin, TX	173,000	1,628	19,132	21,000	07/21	100%	
Northwest Crossing 1-3	Houston, TX	278,000	681	23,003	25,900	09/21	53%	
Ridgeview 1 & 2	San Antonio, TX	226,000	550	17,643	19,000	10/21	39%	
SunCoast 7	Fort Myers, FL	77,000	121	7,494	9,000	11/21	50%	
LakePort 1-3	Dallas, TX	194,000	231	20,012	22,500	12/21	10%	
Access Point 1 [2]	Greenville, SC	156,000	10,706	10,706	12,000	01/22	70%	
Total Lease-up		1,780,000	15,430	156,326	174,800		52%	Wgt Avg %
Lease-Up: Projected Stabilized Yield [3]		**7.1%**						
Under Construction								
Gilbert Crossroads C & D	Phoenix, AZ	178,000	4,373	10,990	21,400	06/22	0%	
Horizon West 2 & 3	Orlando, FL	210,000	9,915	9,915	18,200	07/22	0%	
Grand Oaks 75 3	Tampa. FL	136,000	4,914	4,914	11,200	07/22	0%	
Steele Creek X	Charlotte, NC	162,000	4,369	8,603	12,600	07/22	0%	
Basswood 1 & 2	Fort Worth, TX	237,000	2,569	7,323	22,100	10/22	0%	
Total Under Construction		923,000	26,140	41,745	85,500		0%	Wgt Avg %
Under Construction: Projected Stabilized Yield [3]		**7.2%**					34%	Wgt Avg %
Development: Projected Stabilized Yield [3]		**7.2%**						
Value-Add: Projected Stabilized Yield [3]		**6.8%**						

Prospective Development	Acres	Projected SF	1st Qtr 2021	Cumulative at 3/31/21
San Diego, CA [4]	42	519,000	19,541	19,541
Fort Myers, FL	49	622,000	139	8,005
Miami, FL	34	376,000	249	20,545
Orlando, FL [5]	106	1,278,000	(4,673)	23,005
Tampa, FL [5]	17	213,000	(2,139)	3,584
Atlanta, GA	11	140,000	13	1,405
Jackson, MS	3	28,000	-	706
Charlotte, NC	30	313,000	45	4,370
Dallas, TX	62	701,000	529	23,407
El Paso, TX	13	168,000	232	2,819
Fort Worth, TX	50	652,000	256	14,806
Houston, TX	84	1,223,000	298	21,056
San Antonio, TX	24	366,000	60	4,925
Total Prospective Development	525	6,599,000	14,550	148,174
Total Development and Value-Add Properties	525	9,302,000	$ 56,120	346,245

(1) Development properties will transfer to the operating portfolio at the earlier of 90% occupancy or one year after shell completion. Value-Add properties will transfer at the earlier of 90% occupancy or one year after acquisition.
(2) These value-add projects were acquired by EastGroup.
(3) Weighted average yield based on estimated annual property net operating income on a straight-line basis at 100% occupancy divided by projected total costs.
(4) A portion of these costs were transferred from *Real estate properties*.
(5) Negative amounts represent land inventory costs transferred to *Under Construction.*

Page 11 of 24

EASTGROUP PROPERTIES

Development and Value-Add Properties Transferred to Real Estate Properties

($ in thousands)
(Unaudited)

			Costs Incurred			
			1st Qtr	Cumulative	Conversion	% Leased
		Square Feet (SF)	2021	at 3/31/21	Date	4/26/21
1st Quarter						
Gilbert Crossroads A & B	Phoenix, AZ	140,000	$ 214	16,982	01/21	100%
CreekView 121 7 & 8	Dallas, TX	137,000	1,098	17,657	03/21	100%
Hurricane Shoals 3	Atlanta, GA	101,000	959	9,770	03/21	100%
Northpoint 200 [(1)(2)]	Atlanta, GA	79,000	6,861	6,861	03/21	100%
Rancho Distribution Center [(1)]	Los Angeles, CA	162,000	42	27,367	03/21	100%
Total Transferred to Real Estate Properties		619,000	$ 9,174	78,637		
Projected Stabilized Yield [(3)]		**6.5%**				100.0% Wgt Avg %

(1) These value-add projects were acquired by EastGroup.

(2) This value-add project was acquired by EastGroup on 1/21/21. During the first quarter, the project became 100% occupied and therefore, transferred to *Real estate properties* .

(3) Weighted average yield based on estimated annual property net operating income on a straight-line basis at 100% occupancy divided by projected total costs.

Page 12 of 24

  Page 13 of 24 Acquisitions and Dispositions Through March 31, 2021 ($ in thousands) (Unaudited) Date Property Name Location Size Purchase Price (1) 1 st Quarter 01/15/21 Access Point 1 Greenville, SC 156,000 SF 10,501$ (2) 01/21/21 Northpoint 200 Atlanta, GA 79,000 SF 6,516 (3) Total Acquisitions 235,000 SF 17,017$ Date Property Name Location Size Gross Sales Price 1st Quarter None (3) Value-add property acquisition at date of purchase. During the first quarter, the property became 100% occupied and therefore, transferred to Real estate properties . DISPOSITIONS ACQUISITIONS (2) Value-add property acquisition; included in Development and value-add properties on the Consolidated Balance Sheets. (1) Represents acquisition price plus closing costs. Realized Gain

  Page 14 of 24 Real Estate Improvements and Leasing Costs (In thousands) (Unaudited) REAL ESTATE IMPROVEMENTS 2021 2020 Upgrade on Acquisitions 45$ 24 Tenant Improvements: New Tenants 2,642 3,044 Renewal Tenants 677 1,329 Other: Building Improvements 1,783 1,218 Roofs 3,015 937 Parking Lots 262 36 Other 161 347 TOTAL REAL ESTATE IMPROVEMENTS (2) 8,585$ 6,935 CAPITALIZED LEASING COSTS (Principally Commissions) (1) Development and Value-Add 2,828$ 1,763 New Tenants 4,347 1,027 Renewal Tenants 1,954 2,933 TOTAL CAPITALIZED LEASING COSTS 9,129$ 5,723 (1) Included in Other Assets . (2) Reconciliation of Total Real Estate Improvements to Real Estate Improvements on the Consolidated Statements of Cash Flows: 2021 2020 Total Real Estate Improvements 8,585$ 6,935 Change in Real Estate Property Payables 292 337 Change in Construction in Progress 251 2,124 9,128$ 9,396 March 31, Real Estate Improvements on the Consolidated Statements of Cash Flows March 31, Three Months Ended Three Months Ended

EASTGROUP PROPERTIES

Leasing Statistics and Occupancy Summary
(Unaudited)

Three Months Ended March 31, 2021	Number of Leases Signed	Square Feet Signed (In Thousands)	Weighted Average Term (In Years)	Rental Change Straight-Line Basis	Rental Change Cash Basis	PSF Tenant Improvement[1]	PSF Leasing Commission[1]	PSF Total Leasing Cost[1]
New Leases[2]	47	1,288	6.3	32.2%	22.8%	$ 4.62	$ 3.61	$ 8.23
Renewal Leases	50	1,343	4.2	19.3%	9.5%	1.06	1.40	2.46
Total/Weighted Average	**97**	**2,631**	**5.2**	**25.8%**	**16.1%**	**$ 2.81**	**$ 2.48**	**$ 5.29**
					Per Year	**$ 0.54**	**$ 0.48**	**$ 1.02**

Weighted Average Retention[3] **59.3%**

	03/31/21	12/31/20	09/30/20	06/30/20	03/31/20
Percentage Leased	98.3%	98.0%	97.8%	97.5%	97.3%
Percentage Occupied	97.2%	97.3%	96.4%	97.0%	96.7%

(1) Per square foot (PSF) amounts represent total amounts for the life of the lease, except as noted for the Per Year amounts.

(2) Does not include leases with terms less than 12 months and leases for first generation space on properties acquired or developed by EastGroup.

(3) Calculated as square feet of renewal leases signed during the quarter / square feet of leases expiring during the quarter (not including early terminations or bankruptcies).

Page 15 of 24

EASTGROUP PROPERTIES

Core Market Operating Statistics
March 31, 2021
(Unaudited)

	Total Square Feet of Properties	% of Total	Annualized Base Rent [1]	% Leased	% Occupied	Lease Expirations in Square Feet 2021 [2]	Lease Expirations in Square Feet 2022	Same Property PNOI Change (excluding income from lease terminations) QTR Straight-Line Basis	Same Property PNOI Change (excluding income from lease terminations) QTR Cash Basis [4]	Rental Change New and Renewal Leases [3] QTR Straight-Line Basis	Rental Change New and Renewal Leases [3] QTR Cash Basis [4]
Florida											
Tampa	4,496,000	10.1%	9.6%	97.7%	97.6%	632,000	673,000	7.0%	6.2%	28.1%	17.7%
Orlando	3,685,000	8.3%	8.6%	97.9%	97.2%	253,000	735,000	1.8%	1.6%	21.9%	12.4%
Jacksonville	2,273,000	5.1%	4.2%	99.8%	99.7%	477,000	595,000	8.9%	7.6%	0.2%	-4.0%
Miami/Fort Lauderdale	1,459,000	3.3%	4.0%	96.3%	95.2%	88,000	124,000	-0.3%	1.5%	24.6%	15.0%
Fort Myers	549,000	1.2%	1.6%	100.0%	100.0%	-	74,000	1.5%	7.7%	18.2%	6.3%
	12,462,000	**28.0%**	**28.0%**	**98.1%**	**97.7%**	**1,450,000**	**2,201,000**	**4.4%**	**4.4%**	**23.7%**	**13.8%**
Texas											
Houston	5,795,000	13.0%	12.8%	96.9%	94.5%	505,000	1,040,000	1.8%	6.0%	-10.5%	-15.4%
Dallas	3,912,000	8.8%	8.1%	100.0%	99.6%	208,000	758,000	4.1%	2.9%	13.4%	3.2%
San Antonio	3,664,000	8.2%	8.8%	97.0%	95.9%	302,000	441,000	0.9%	1.0%	9.3%	2.2%
El Paso	957,000	2.2%	1.6%	99.4%	99.4%	108,000	118,000	10.3%	9.5%	36.9%	27.1%
Austin	953,000	2.1%	2.9%	100.0%	100.0%	92,000	164,000	15.6%	21.7%	N/A	N/A
Fort Worth	794,000	1.8%	1.4%	87.2%	85.2%	-	41,000	11.5%	4.0%	N/A	N/A
	16,075,000	**36.1%**	**35.6%**	**97.5%**	**96.2%**	**1,215,000**	**2,562,000**	**3.7%**	**5.3%**	**3.1%**	**-4.3%**
California											
Los Angeles [5]	2,484,000	5.6%	7.0%	100.0%	100.0%	311,000	550,000	36.7%	14.6%	53.4%	43.8%
San Francisco	1,045,000	2.4%	2.9%	100.0%	100.0%	113,000	202,000	36.4%	25.8%	N/A	N/A
San Diego	867,000	1.9%	2.3%	100.0%	90.5%	67,000	22,000	-12.0%	-1.6%	52.5%	39.0%
Fresno	398,000	0.9%	0.7%	99.0%	94.7%	106,000	78,000	-1.9%	4.7%	6.8%	0.7%
	4,794,000	**10.8%**	**12.9%**	**99.9%**	**97.8%**	**597,000**	**852,000**	**23.0%**	**13.0%**	**52.7%**	**42.1%**
Arizona											
Phoenix	2,642,000	5.9%	6.2%	99.0%	99.0%	372,000	419,000	16.0%	18.8%	23.9%	11.4%
Tucson	848,000	1.9%	1.6%	100.0%	100.0%	10,000	16,000	-4.1%	-16.4%	1.2%	-4.3%
	3,490,000	**7.8%**	**7.8%**	**99.3%**	**99.3%**	**382,000**	**435,000**	**10.2%**	**9.2%**	**16.2%**	**6.2%**
Other Core											
Charlotte	3,407,000	7.7%	6.7%	97.9%	97.1%	300,000	894,000	-1.0%	-0.4%	17.2%	9.5%
Atlanta	1,156,000	2.6%	1.9%	100.0%	100.0%	45,000	91,000	-0.9%	-4.9%	7.6%	3.0%
Denver	886,000	2.0%	2.5%	97.6%	97.6%	119,000	211,000	-0.3%	6.4%	54.0%	28.9%
Las Vegas	754,000	1.7%	1.9%	100.0%	91.6%	221,000	115,000	-1.8%	1.1%	1.4%	-1.2%
	6,203,000	**14.0%**	**13.0%**	**98.5%**	**97.0%**	**685,000**	**1,311,000**	**-0.9%**	**0.5%**	**21.0%**	**11.4%**
Total Core Markets	**43,024,000**	**96.7%**	**97.3%**	**98.2%**	**97.2%**	**4,329,000**	**7,361,000**	**6.3%**	**5.7%**	**26.3%**	**16.9%**
Total Other Markets	**1,448,000**	**3.3%**	**2.7%**	**98.6%**	**98.6%**	**64,000**	**174,000**	**6.3%**	**12.6%**	**15.9%**	**2.4%**
Total Operating Properties	**44,472,000**	**100.0%**	**100.0%**	**98.3%**	**97.2%**	**4,393,000**	**7,535,000**	**6.3%**	**5.9%**	**25.8%**	**16.1%**

(1) Based on the Annualized Base Rent as of the reporting period for occupied square feet (without S/L Rent).

(2) Includes month-to-month leases.

(3) Does not include leases with terms less than 12 months and leases for first generation space on properties acquired or developed by EastGroup.

(4) Excludes straight-line rent adjustments and amortization of above/below market rent intangibles.

(5) Includes the Company's share of its less-than-wholly-owned real estate investments.

Page 16 of 24

EASTGROUP PROPERTIES

Lease Expiration Summary
Total Square Feet of Operating Properties Based On Leases Signed Through March 31, 2021
($ in thousands)
(Unaudited)

LEASE EXPIRATION	Square Footage of Leases Expiring	% of Total SF	Annualized Current Base Rent of Leases Expiring (without S/L Rent)	% of Total Base Rent of Leases Expiring (without S/L Rent)
Vacancy	773,000	1.7%	$ -	0.0%
2021 - remainder of year [(1)]	4,393,000	9.9%	30,136	10.8%
2022	7,535,000	16.9%	47,748	17.2%
2023	6,674,000	15.0%	42,580	15.3%
2024	7,275,000	16.4%	46,268	16.6%
2025	5,729,000	12.9%	38,849	14.0%
2026	4,903,000	11.0%	29,193	10.5%
2027	2,560,000	5.8%	17,388	6.2%
2028	1,763,000	4.0%	8,837	3.2%
2029	1,027,000	2.3%	6,694	2.4%
2030 and beyond	1,840,000	4.1%	10,610	3.8%
TOTAL	44,472,000	100.0%	$ 278,303	100.0%

(1) Includes month-to-month leases.

Page 17 of 24

EASTGROUP PROPERTIES

Top 10 Customers by Annualized Base Rent
As of March 31, 2021
(Unaudited)

	Customer	# of Leases	Location	Total SF Leased	% of Total Portfolio	% of Total Annualized Base Rent (1)
1	**Starship Logistics LLC**	1	Los Angeles, CA	262,000	0.6%	1.1%
2	**The Chamberlain Group**	2	Tucson, AZ	350,000		
		1	Charlotte, NC	11,000		
					0.8%	0.9%
3	**Amazon**	1	San Diego, CA	191,000		
		1	San Antonio, TX	57,000		
		1	Tucson, AZ	10,000		
					0.6%	0.8%
4	**Novolex Holdings LLC** (2)	1	Los Angeles, CA	286,000	0.6%	0.8%
5	**FedEx Corp.**	1	Dallas, TX	157,000		
		1	Fort Myers, FL	63,000		
		1	Fort Lauderdale, FL	50,000		
		1	San Diego, CA	22,000		
		1	Jackson, MS	6,000		
					0.7%	0.8%
6	**Essendant Co.**	1	Orlando, FL	404,000	0.9%	0.8%
7	**Mattress Firm**	1	Houston, TX	202,000		
		1	Tampa, FL	109,000		
		1	Jacksonville, FL	49,000		
		1	Fort Myers, FL	25,000		
					0.9%	0.8%
8	**Oceaneering International, Inc.**	3	Orlando, FL	259,000	0.6%	0.7%
9	**Agility**	2	Houston, TX	246,000	0.6%	0.6%
10	**Kuehne & Nagel, Inc.**	2	Houston, TX	172,000		
		1	Charlotte, NC	71,000		
					0.5%	0.6%
		26		3,002,000	6.8%	7.9%

(1) Calculation: Customer Annualized Base Rent as of 03/31/21 (without S/L Rent) / Total Annualized Base Rent (without S/L Rent).

(2) Formerly WNA Comet West, Inc.

Page 18 of 24

EASTGROUP PROPERTIES

Debt and Equity Market Capitalization
March 31, 2021
($ in thousands, except per share data)
(Unaudited)

	Remainder of 2021	2022	2023	2024	2025	2026 and Beyond	Total	Average Years to Maturity
Unsecured debt (fixed rate) [1]	$ 40,000	75,000	115,000	120,000	145,000	665,000	1,160,000	5.7
Weighted average interest rate	*2.34%*	*3.03%*	*2.96%*	*3.47%*	*3.12%*	*3.14%*	*3.12%*	
Secured debt (fixed rate)								
Balloon payments	-	32,655	-	-	-	1,549	34,204	
Amortization	2,016	115	119	122	128	124	2,624	
	2,016	32,770	119	122	128	1,673	36,828	1.0
Weighted average interest rate	*4.08%*	*4.09%*	*3.85%*	*3.85%*	*3.85%*	*3.85%*	*4.08%*	
Total unsecured debt and secured debt	**$ 42,016**	**107,770**	**115,119**	**120,122**	**145,128**	**666,673**	**1,196,828**	5.6
Weighted average interest rate	*2.42%*	*3.35%*	*2.96%*	*3.47%*	*3.12%*	*3.14%*	*3.15%*	

Unsecured debt and secured debt (fixed rate)	$ 1,196,828
Unsecured bank credit facilities (variable rate)	
$45MM Line - 1.111% - matures 7/30/2022	7,318
$350MM Line - 1.108% - matures 7/30/2022	85,000
Total carrying amount of debt	**$ 1,289,146**
Total unamortized debt issuance costs	(3,083)
Total debt net of unamortized debt issuance costs	**$ 1,286,063**
Equity market capitalization	
Shares outstanding - common	40,021,537
Price per share at quarter end	$ 143.28
Total equity market capitalization	**$ 5,734,286**
Total market capitalization (debt and equity) [2]	**$ 7,023,432**
Total debt / total market capitalization [2]	**18.4%**

[1] *These loans have a fixed interest rate or an effectively fixed interest rate due to interest rate swaps*

[2] *Before deducting unamortized debt issuance costs*

Page 19 of 24

  Page 20 of 24 Continuous Common Equity Program Through March 31, 2021 ($ in thousands, except per share data) (Unaudited) Shares Issued and Sold (1) Average Sales Price (Per Share) Gross Proceeds Offering-Related Fees and Expenses Net Proceeds 1st Quarter 317,538 141.72$ 45,000$ (515)$ 44,485$ (1) As of April 27, 2021, the Company had common shares with an aggregate gross sales price of $611.1 million authorized and remaining for issuance under its continuous common equity program.

  Page 21 of 24 Debt-to-EBITDAre Ratios ($ in thousands) (Unaudited) Quarter Ended Years Ended December 31, March 31, 2021 2020 2019 2018 2017 EBITDAre 65,980$ 245,669$ 221,517 200,788 180,214 Debt 1,286,063 1,310,895 1,182,602 1,105,787 1,108,282 DEBT-TO-EBITDAre RATIO 4.87 5.34 5.34 5.51 6.15 EBITDAre 65,980$ 245,669$ 221,517 200,788 180,214 Adjust for acquisitions as if owned for entire period - 1,906 5,590 1,909 859 Adjust for development and value-add properties in lease-up or under construction (705) (1,327) (2,072) (304) (679) Adjust for properties sold during the period - (1,081) (3,812) (474) (1,031) Pro Forma EBITDAre 65,275$ 245,167$ 221,223 201,919 179,363 Debt 1,286,063$ 1,310,895$ 1,182,602 1,105,787 1,108,282 Subtract development and value-add properties in lease-up or under construction (198,071) (225,964) (315,794) (149,860) (130,505) Adjusted Debt 1,087,992$ 1,084,931$ 866,808 955,927 977,777 ADJUSTED DEBT-TO-PRO FORMA EBITDAre RATIO 4.17 4.43 3.92 4.73 5.45

EASTGROUP PROPERTIES
Outlook for 2021
(Unaudited)

		Low Range		High Range	
		Q2 2021	Y/E 2021	Q2 2021	Y/E 2021
		(In thousands, except per share data)			
Net income attributable to common stockholders	$	25,027	101,712	26,629	105,728
Depreciation and amortization		31,681	128,917	31,681	128,917
Funds from operations attributable to common stockholders	$	56,708	230,629	58,310	234,645
Diluted shares		40,074	40,163	40,074	40,163
Per share data (diluted):					
Net income attributable to common stockholders	$	0.62	2.53	0.66	2.63
Funds from operations attributable to common stockholders		1.42	5.74	1.46	5.84

The following assumptions were used for the mid-point:

Metrics	Revised Guidance for Year 2021	Initial Guidance for Year 2021	Actual for Year 2020
FFO per share	$5.74 - $5.84	$5.63 - $5.73	$5.38
FFO per share increase over prior year	7.6%	5.6%	8.0%
Same PNOI growth: cash basis [1]	3.9% - 4.9%[2]	3.5% - 4.5%[2]	3.2%
Average month-end occupancy	96.1% - 97.1%	95.9% - 96.9%	96.7%
Lease termination fee income	$800,000	$585,000	$709,000
Reserves for uncollectible rent (No identified bad debts for Q2-Q4)	$1.1 million	$1.8 million	$2.8 million
Development starts:			
Square feet	2.1 million	2.0 million	851,000
Projected total investment	$210 million	$205 million	$91 million
Value-add property acquisitions (Projected total investment)	$35 million	$35 million	$29 million
Operating property acquisitions	$10 million	$30 million	$49 million
Operating property dispositions (Potential gains on dispositions are not included in the projections)	$60 million	$60 million	$21 million
Unsecured debt closing in period	$250 million at 2.58% weighted average interest rate	$250 million at 2.70% weighted average interest rate	$275 million at 2.56% weighted average interest rate
Common stock issuances	$140 million	$140 million	$94 million
General and administrative expense	$17.8 million	$16.2 million	$14.4 million

(1) Excludes straight-line rent adjustments, amortization of market rent intangibles for acquired leases, and income from lease terminations.

(2) Includes properties which have been in the operating portfolio since 1/1/20 and are projected to be in the operating portfolio through 12/31/21; includes 40,832,000 square feet.

Page 22 of 24

Page 23 of 24 Glossary of REIT Terms Listed below are definitions of commonly used real estate investment trust (“REIT”) industry terms. For additional information on REITs, please see the National Association of Real Estate Investment Trusts (“Nareit”) web site at www.reit.com. Adjusted Debt-to-Pro Forma EBITDAre Ratio: A ratio calculated by dividing a company’s adjusted debt by its pro forma EBITDAre. Debt is adjusted by subtracting the cost of development and value-add properties in lease-up or under construction. EBITDAre is further adjusted by adding an estimate of NOI for significant acquisitions as if the acquired properties were owned for the entire period, and by subtracting NOI from development and value-add properties in lease-up or under construction and from properties sold during the period. The Adjusted Debt-to-Pro Forma EBITDAre Ratio is a non-GAAP financial measure used to analyze the Company’s financial condition and operating performance relative to its leverage, on an adjusted basis, so as to normalize and annualize property changes during the period. Cash Basis: The Company adjusts its GAAP reporting to exclude straight-line rent adjustments and amortization of market rent intangibles for acquired leases. The cash basis is an indicator of the rents charged to customers by the Company during the periods presented and is useful in analyzing the embedded rent growth in the Company’s portfolio. Debt-to-EBITDAre Ratio: A ratio calculated by dividing a company’s debt by its EBITDAre; this non-GAAP measure is used to analyze the Company’s financial condition and operating performance relative to its leverage. Debt-to-Total Market Capitalization Ratio: A ratio calculated by dividing a company’s debt by the total amount of a company’s equity (at market value) and debt. Earnings Before Interest Taxes Depreciation and Amortization for Real Estate (“EBITDAre”): In accordance with standards established by Nareit, EBITDAre is computed as Earnings, defined as Net Income, excluding gains or losses from sales of real estate investments and non-operating real estate, plus interest, taxes, depreciation and amortization. EBITDAre is a non- GAAP financial measure used to measure the Company’s operating performance and its ability to meet interest payment obligations and pay quarterly stock dividends on an unleveraged basis. Funds From Operations (“FFO”): FFO is the most commonly accepted reporting measure of a REIT’s operating performance, and the Company computes FFO in accordance with standards established by Nareit in the Nareit Funds from Operations White Paper — 2018 Restatement. It is equal to a REIT’s net income (loss) attributable to common stockholders computed in accordance with generally accepted accounting principles (“GAAP”), excluding gains and losses from sales of real estate property (including other assets incidental to the Company’s business) and impairment losses, adjusted for real estate related depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. FFO is a non-GAAP financial measure used to evaluate the performance of the Company’s investments in real estate assets and its operating results. FFO Excluding Gain on Casualties and Involuntary Conversion: A reporting measure calculated as FFO (as defined above), adjusted to exclude gain on casualties and involuntary conversion. The Company believes that the exclusion of gain on casualties and involuntary conversion presents a more meaningful comparison of operating performance. Industrial Properties: Generally consisting of four concrete walls tilted up on a slab of concrete. An internal office component is then added. Business uses include warehousing, distribution, light manufacturing and assembly, research and development, showroom, office, or a combination of some or all of the aforementioned. Leases Expiring and Renewal Leases Signed of Expiring Square Feet: Includes renewals during the period with terms commencing during the period and after the end of the period.   Operating Land: Land with no buildings or improvements that generates income from leases with tenants; included in Real estate properties on the Consolidated Balance Sheets.   Operating Properties: Stabilized real estate properties (land including buildings and improvements) in the Company’s operating portfolio; included in Real estate properties on the Consolidated Balance Sheets. Percentage Leased: The percentage of total leasable square footage for which there is a signed lease, including month-to-month leases, as of the close of the reporting period. Space is considered leased upon execution of the lease.

  Page 24 of 24 Glossary of REIT Terms (Continued) Percentage Occupied: The percentage of total leasable square footage for which the lease term has commenced as of the close of the reporting period. Property Net Operating Income (“PNOI”): Income from real estate operations less Expenses from real estate operations (including market-based internal management fee expense) plus the Company’s share of income and property operating expenses from its less-than-wholly-owned real estate investments. PNOI is a non-GAAP, property-level supplemental measure of performance used to evaluate the performance of the Company’s investments in real estate assets and its operating results. Real Estate Investment Trust: A company that owns and, in most cases, operates income-producing real estate such as apartments, shopping centers, offices, hotels and warehouses. Some REITs also engage in financing real estate. The shares of most REITs are freely traded, usually on a major stock exchange. To qualify as a REIT, a company must distribute at least 90 percent of its taxable income to its stockholders annually. A company that qualifies as a REIT is permitted to deduct dividends paid to its stockholders from its corporate taxable income. As a result, most REITs remit at least 100 percent of their taxable income to their stockholders and therefore owe no corporate federal income tax. Taxes are paid by stockholders on the dividends received. Most states honor this federal treatment and also do not require REITs to pay state income tax. Rental changes on new and renewal leases: Rental changes are calculated as the difference, weighted by square feet, of the annualized base rent due the first month of the new lease’s term and the annualized base rent of the rent due the last month of the former lease’s term. If free rent is given, then the first positive full rent value is used. Rental amounts exclude base stop amounts, holdover rent, and premium or discounted rent amounts. This calculation excludes leases with terms less than 12 months and leases for first generation space on properties acquired or developed by EastGroup. Same Properties: Operating properties owned during the entire current and prior year reporting periods. Properties developed or acquired are excluded until held in the operating portfolio for both the current and prior year reporting periods. Properties sold during the current or prior year reporting periods are excluded. The Same Property Pool includes properties which were included in the operating portfolio for the entire period from January 1, 2020 through March 31, 2021. Same Property Net Operating Income (“Same PNOI”): Income from real estate operations less Expenses from real estate operations (including market-based internal management fee expense), plus the Company’s share of income and property operating expenses from its less-than-wholly-owned real estate investments, for the same properties owned by the Company during the entire current and prior year reporting periods. Same PNOI is a non-GAAP, property-level supplemental measure of performance used to evaluate the performance of the Company’s investments in real estate assets and its operating results on a same property basis. Same PNOI Excluding Income from Lease Terminations: Same PNOI (as defined above), adjusted to exclude income from lease terminations. The Company believes it is useful to evaluate Same PNOI Excluding Income from Lease Terminations on both a straight-line and cash basis. The straight-line basis is calculated by averaging the customers’ rent payments over the lives of the leases; GAAP requires the recognition of rental income on the straight-line basis. The cash basis excludes adjustments for straight-line rent and amortization of market rent intangibles for acquired leases; the cash basis is an indicator of the rents charged to customers by the Company during the periods presented and is useful in analyzing the embedded rent growth in the Company’s portfolio. Straight-Lining: The process of averaging the customer’s rent payments over the life of the lease. GAAP requires real estate companies to “straight-line” rents. Total Return: A stock’s dividend income plus capital appreciation/depreciation over a specified period as a percentage of the stock price at the beginning of the period. Value-Add Properties: Properties that are either acquired but not stabilized or can be converted to a higher and better use. Acquired properties meeting either of the following two conditions are considered value-add properties: (1) Less than 75% occupied as of the acquisition date (or will be less than 75% occupied within one year of acquisition date based on near term lease roll), or (2) 20% or greater of the acquisition cost will be spent to redevelop the property.